UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 16, 2021

GOLDEN MATRIX GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54840	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

The disclosures set forth in Item 5.03 of this Current Report on Form 8-K are incorporated into this Item 3.03 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Definitive Information Statement on Schedule 14C filed by Golden Matrix Group, Inc. (the “Company”, “we” and “us”) with the Securities and Exchange Commission (the “Commission” or the “SEC”) on November 23, 2021 (the “Information Statement”), effective on November 23, 2021, Luxor Capital LLC (the “Majority Stockholder”), which entity is beneficially owned and controlled by Anthony Brian Goodman, the President, Chief Executive Officer and Chairman of the Board of Directors of the Company, which beneficially owned voting shares totaling 99.982% of the Company’s voting stock as of such date, approved the following matter, which had previously been approved by the Board of Directors of the Company on November 22, 2021 (the “Corporate Action”):

● the filing of a Certificate of Amendment to the Company’s Articles of Incorporation to (i) increase the Company’s authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares and (ii) restate Article 3, Capital Stock thereof, to reflect such amendment, and clarify the Board’s ability to designate and issue ‘blank check’ preferred stock, as described in greater detail in the Information Statement.

In accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, the Corporate Action could not become effective any earlier than December 14, 2021, twenty days after the date the Information Statement was made available to stockholders.

Effective December 16, 2021, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Nevada to (i) increase the Company’s authorized number of shares of Common Stock from forty million (40,000,000) shares to two hundred and fifty million (250,000,000) shares and (ii) restate Article 3, Capital Stock thereof, to reflect such amendment, and clarify the Board’s ability to designate and issue ‘blank check’ preferred stock, which became effective on the same date.

The foregoing description is only a summary of the Certificate of Amendment, is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1*	Certificate of Amendment to Articles of Incorporation, as filed with the Secretary of State of Nevada on December 16, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: December 21, 2021	By:	/s/ Anthony Brian Goodman
Anthony Brian Goodman
President and Chief Executive Officer

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